Exhibit 10(y)

                                  SUPPLEMENTAL
                                  MORTGAGE NOTE

$423,100.00                                             Columbia, South Carolina
                                                        As of April 1, 1999

      FOR VALUE RECEIVED, the undersigned COLUMBIANA LAKES LIMITED PARTNERSHIP, a South Carolina limited partnership, promises to pay to AMERICAN CAPITAL RESOURCE, INC., a Delaware corporation, or order, at its office is c/o APF, 5607 Glenridge Drive, 5th Floor, Atlanta, Georgia 30342, or at such other place as may be designated in writing by the holder of this Note, the principal sum of FOUR HUNDRED TWENTY-THREE THOUSAND ONE HUNDRED AND 00/100THS DOLLARS ($423,100.00), with interest thereon from the date hereof at the rate of seven and four tenths percent (7.4%) per annum on the unpaid balance until paid. The principal and interest under this Note shall be due and payable in monthly installments as follows:

            Commencing on the first day of May, 1999, installments of interest and principal shall be due and payable in the sum of Two Thousand Seven Hundred Ninety Seven and 33/100ths Dollars ($2,797.33) each, such payments to continue monthly thereafter on the first day of each succeeding month until the entire indebtedness has been paid in full. In any event, the balance of principal, if any, remaining unpaid, plus accrued interest, shall be due and payable on November 1, 2035. The installments of interest and principal shall be applied first to interest at the rate of seven and four tenths percent (7.4%) per annum upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal.

      Both principal and interest under this Note shall be payable at the office of AMERICAN CAPITAL RESOURCE, INC. at its office is c/o APF, 5607 Glenridge Drive, 5th Floor, Atlanta, Georgia 30342, or such other place as the holder may designate in writing.

      If default be made in the payment of any installment under this Note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice, at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. In the event of default in the payment of this Note, and if the same is collected by an attorney at law, the undersigned hereby agree(s) to pay all costs of collection, including a reasonable attorney's fee.

      This Note is secured by a Mortgage on real estate situated in Lexington and Richland Counties, South Carolina.

      Prepayment of this Note is subject to the terms and provisions set forth in the Rider attached hereto and incorporated herein by this reference.

      It is further agreed that each maker and endorser jointly and severally hereby consents to any extensions or renewals of this Note or any part thereof without notice, and each maker and endorser agrees that he/she will remain liable as such during any extension or renewal hereof until the debt represented hereby is fully paid.

      All parties to this Note, whether principal, surety, guarantor, or endorser, hereby waive presentment for payment, demand, protest, notice of protest, and notice of dishonor.

      SIGNED AND SEALED, as of this 1st day of April, 1999.


                                         COLUMBIANA LAKES            [SEAL]
                                         LIMITED PARTNERSHIP
                                         a South Carolina limited partnership


                                         By: /s/ Ronald P. Curry
                                             -------------------------------
                                             Ronald P. Curry
                                             General Partner

      THIS IS TO CERTIFY that this is the Note described in and secured by a Mortgage of even date herewith and in the same principal amount as herein stated and secured by real estate situated in Lexington and Richland Counties, South Carolina.

Dated this 29 day of April, 1999.

[SEAL]                                               /s/ [ILLEGIBLE]
                                             -------------------------------
                                                      Notary Public

My Commission Expires: 4-20-05
                       ------------------

                                    STATE OF
                                 SOUTH CAROLINA

                             LOAN NO. 054- 35550-PM

                             ----------------------
                                  SUPPLEMENTAL
                                  MORTGAGE NOTE
                             ----------------------

                      COLUMBIANA LAKES LIMITED PARTNERSHIP

                                       TO

                         AMERICAN CAPITAL RESOURCE, INC.

                                No. 054-35550-PM
                                    ------------------
                                    Section

      Insured under 221(d)(4) of the National Housing Act and Regulations thereunder of the Federal Housing Commissioner

In effect on   January 10, 1994
             --------------------
                  as amended

      A total sum of $423,100.00 has been approved for insurance hereunder by the Commissioner

                          FEDERAL HOUSING COMMISSIONER

By /s/ Robert A. Rifenberick
   --------------------------------
           (Authorized Agent)
   Director, Columbia
   Multifamily Program Center
   Date April 29, 1999
        ---------------------------

--------------------------------------------------------------------------------

      Reference is made to the Act and the Regulations thereunder covering assignments of the insurance protection on this note.

76497-P Rev. 12/83                                               FHA-Wash., D.C.

                       RIDER TO SUPPLEMENTAL MORTGAGE NOTE
                         FOR COLUMBIANA LAKES APARTMENTS
                         FEDERAL HOUSING ADMINISTRATION
                            PROJECT NO. 054-35550-PM

1. Incorporation by Reference. This Rider is incorporated by reference in and made a part of that certain Supplemental Mortgage Note (The Note), dated as of April 1, 1999 executed by COLUMBIANA LAKES LIMITED PARTNERSHIP (the "Borrower' or "Mortgagor"), as maker, and payable to the order of AMERICAN CAPITAL RESOURCE, INC. (the "Holder") in connection with the following housing project (the "Project"):

                           Columbiana Lakes Apartments
                          FHA Project No. 054-35550-PM

Capitalized terms used herein shall have the same meaning given to such terms in the Note.

2. Conflicts. In the event of any conflict between the terms and provisions of the Note and this Rider, the terms and provisions of this Rider shall be controlling in all respects.

3. Mandatory Prepayments. The indebtedness evidenced by the Note shall be subject to mandatory prepayment in whole or in part at any time, without premium or penalty: from the proceeds of any casualty insurance or condemnation award received, to the extent required by applicable rules, regulations, policies or procedures of the U.S. Department of Housing and Urban Development ("HUD")

4. HUD Required Prepayments. Notwithstanding any prepayment prohibition imposed and/or penalty required by this Note with respect to prepayments made prior to May 26, 2004 the indebtedness may be prepaid in part or in full without the consent of the holder and without prepayment penalty if HUD determines that prepayment will avoid a mortgage insurance claim and is, therefore, in the best interest of the Federal Government.

5. Other Prepayments. Any prepayment as to which Paragraphs 3 and 4 above are inapplicable shall be subject to the terms and provisions of this paragraph 5.

      a. Prepayment Limitations. Except as provided in Paragraphs 3 and 4 above, the Note may not be prepaid in whole or in part on or prior to May 26, 2000.

            During the period following May 26, 2000 the Note may be prepaid in whole or in part at any time, provided that (i) all of the requirements and conditions of this Paragraph 5 are complied with and (ii) said prepayment is accompanied by the applicable prepayment premium (expressed as a percentage of the principal amount so prepaid) set forth below:

            Prepayment Premium             Prepayment Limitation Period
            ------------------             ----------------------------

            (a) Five Percent (5%) if prepaid during the period of May 27, 2000 to May 26, 2001;

            (b) Four Percent (4%) if prepaid during the period of May 27, 2001 to May 26, 2002;

            (c) Three Percent (3%) if prepaid during the period of May 27, 2002 to May 26, 2003;


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

            (d) Two Percent (2%) if prepaid during the period of May 27, 2003 to May 26, 2004:

            (e) One Percent (1%) if prepaid during the period of May 27, 2004 to May 26, 2005.

            No prepayment penalty shall be imposed thereafter.

            Notwithstanding any partial prepayment of principal made pursuant to the privilege of prepayment set forth in this Note, the borrower shall not be relieved of its obligations to make scheduled monthly installments of principal and interest as and when such payments are due and payable under this Note.

      b. Applicability. The provisions of this Paragraph 5 shall apply to any prepayment made during the Prepayment Limitation Period specified above, irrespective of whether said prepayment is voluntary or involuntary, including any prepayment occurring due to an acceleration of the debt by the Holder as a result of any default by the Borrower or in the event the debt is satisfied or released by foreclosure (whether by power of sale or by judicial proceeding), deed in lieu of foreclosure, or by any other means. The restrictions on prepayment contained in this Paragraph 5 shall not be waived, modified, altered, amended or deleted without the written consent of the Holder.

      c. Notice Requirements. The Borrower shall give the Holder not less than thirty (30) days advance written notice of any prepayment, which notice shall specify the date on which prepayment is to be made, the principal amount of such prepayment and the total amount to be tendered.

      d. Date of Payment. Any prepayment made hereunder shall be made to the Holder only on the last day of any given month.

      e. Amount of Payment. Any prepayment made under this Paragraph 5 shall be accompanied by an amount of money that is sufficient to provide for the payment of the following:

            i. The applicable prepayment premium as provided for in Paragraph 5a hereof; and

            ii. Interest accrued and unpaid on the principal balance of the Note, to and including the date of prepayment; and

            iii. All other sums due or owing under the Note or the Mortgage at the time of prepayment.

      f. Special Conditions and Regulation. Any prepayment made under this Paragraph 5 shall be subject to the following additional conditions, requirements and understandings:

      i. There shall be no default under the Note or the Mortgage securing same at the time of prepayment.

      ii.   Such prepayment shall be in any whole multiple of $5,000.00.

      iii.  Such payment shall be made in Federal funds.

      iv. The Holder shall not be required to accept any prepayment tendered under this Paragraph 5 which is not in compliance with all of the conditions and requirements specified in this paragraph 5.


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

6. Late Charge. In the event any installment or part of any installment due hereunder becomes delinquent for more than fifteen (15) days, there shall be due at the option of the Holder hereof, in addition to other sums then due hereunder, a sum equal to two percent (2%) of the amount of principal and interest so delinquent. Whenever, under the law of the State of Texas, the amount of any such late charges is considered to be additional interest, this provision shall not be used if the rate of interest specified is in excess of the maximum rate of interest permitted by law.

7. Exculpatory Provision. Notwithstanding any other provision contained in this Note, it is agreed that the execution of this Note shall impose no personal liability on the Borrower for payment of the indebtedness evidenced hereby and in the event of a default, the Holder of this Note shall look solely to the property described in the Mortgage and to the rents, issues and profits therefor in satisfaction of the indebtedness evidenced hereby and will not seek or obtain any deficiency or personal judgment against the Borrower hereof except such judgment or decree as may be necessary to foreclose and bar its interest in the property and all other property mortgaged, pledged, conveyed or assigned to secure payment of this Note except as set out in the Mortgage of even date given to secure this indebtedness.


                                    COLUMBIANA LAKES LIMITED PARTNERSHIP


                                    By: /s/ Ronald P. Curry
                                        ------------------------------------
                                        Ronald P. Curry, General Partner


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